                                                                      Exhibit 24


                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/ Robert W. Cardy
                                           -------------------------------------
                                                  (Signature)

                                           ROBERT W. CARDY
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/ Chris Carey
                                           -------------------------------------
                                                  (Signature)

                                            Chris Carey
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                            /s/ Ernest E. Jones
                                           -------------------------------------
                                                  (Signature)

                                           Ernest E. Jones
                                           -------------------------------------
                                                  (Print Name)

                                                                     Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan, as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                            /s/ GEORGE V. LYNETT
                                           -------------------------------------
                                                  (Signature)

                                            GEORGE V. LYNETT
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                           [CoreStates Savings Plan]



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan, as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.



                                           /s/ Terrence A. Larsen
                                           -------------------------------------
                                                  (Signature)

                                           Terrence A. Larsen
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                           [CoreStates Savings Plan]



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan, as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of October, 1996.


                                           /s/ Patricia A. McFate
                                           -------------------------------------
                                                  (Signature)

                                           PATRICIA A. McFATE
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/Samuel A. McCullough
                                           -------------------------------------
                                                  (Signature)

                                           SAMUEL A. MCCULLOUGH
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/  Marlin Miller Jr.
                                           -------------------------------------
                                                  (Signature)

                                                MARLIN MILLER JR.
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        -----
of October, 1996.



                                           /s/  James M. Seabrook
                                           -------------------------------------
                                                  (Signature)

                                                JAMES M. SEABROOK
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan as well as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /S/     RW Smith
                                           -------------------------------------
                                                  (Signature)

                                                   RW SMITH
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            CoreStates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the CoreStates Savings Plan, as currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/  George Strawbridge
                                           -------------------------------------
                                                  (Signature)

                                                George Strawbridge
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            Corestates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Corestates Savings Plan as, currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/  Peter S. Strawbridge
                                           -------------------------------------
                                                  (Signature)

                                                PETER S. STRAWBRIDGE
                                           -------------------------------------
                                                  (Print Name)

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                            Corestates Savings Plan



     The undersigned does hereby constitute and appoint Terrence A. Larsen and Lucinda Gannon, Esquire, and each of them, his attorney to do any all acts, including the execution of documents, which said attorney may deem necessary or advisable to enable CoreStates Financial Corp (the "Corporation") to comply with the Securities Act of 1933, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Stock of the Company to be offered pursuant to the Corestates Savings Plan as, currently in effect and as amended and restated, effective January 1, 1997, as the CoreStates Employee Stock Ownership and Savings Plan, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day
                                                                        ----
of October, 1996.



                                           /s/  Judith M. Vonseldeneck
                                           -------------------------------------
                                                  (Signature)

                                                JUDITH N. VONSELDENECK
                                           -------------------------------------
                                                  (Print Name)